UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.625% Subordinated Debentures due 2053	WRB-PB	New York Stock Exchange
5.90% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange

W. R. Berkley Corporation         2

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

W. R. Berkley Corporation         3

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 12, 2020. The meeting involved: (i) the election of four directors for terms to expire (a) in the case of nominee María Luisa Ferré, at the Company’s Annual Meeting of Stockholders to be held in 2023 and until her successor is duly elected and (b) in the case of nominees Jack H. Nusbaum, Mark L. Shapiro and Jonathan Talisman, at the Annual Meeting of Stockholders to be held in 2021 and until their respective successors are duly elected and qualified; (ii) a resolution approving an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 500,000,000 to 750,000,000 (a copy of the Amendment, dated June 12, 2020, is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference); (iii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, or “say-on-pay” vote; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
The directors elected and the final voting results are as follows:
(i)    Election of Directors:

Nominee	For	Against	Abstain	Broker Non Vote
María Luisa Ferré	136,055,326	30,168,793	85,796	9,101,327
Jack H. Nusbaum	134,298,545	31,897,878	113,492	9,101,327
Mark L. Shapiro	131,713,754	34,520,481	75,860	9,101,327
Jonathan Talisman	164,234,255	1,931,929	143,731	9,101,327

(ii)	Resolution Approving an Amendment to the Company’s Restated Certificate of Incorporation to Increase the Authorized Number of Shares of Common Stock from 500,000,000 to 750,000,000:

For	Against	Abstain
169,668,012	5,656,151	87,079

(iii)	Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Vote
160,227,324	5,812,645	269,946	9,101,327
(iv)    Ratification of the Appointment of KPMG LLP

For	Against	Abstain
168,740,488	6,597,880	72,874

W. R. Berkley Corporation         4

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Amendment, dated June 12, 2020, to the Company's Restated Certificate of Incorporation, as amended.

W. R. Berkley Corporation         5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President
Chief Financial Officer and Treasurer

Date: June 15, 2020